Business Update

December 2014

125 YEARS OF SERVICE 1889–2014

Disclaimer

All forward-looking statements are Avista management's present expectations of future events and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements.

For more information on such factors and uncertainties, consult Avista's most recent form 10-K and 10-Q, which are available on our website at avistacorp.com

A core utility business with growth platforms

Avista Utilities

- Regulated electric and natural gas operations
- Serves customers in Washington, Idaho and Oregon
- Contributes over 90% of earnings

Alaska Electric Light & Power Company (AEL&P)

- Primary subsidiary of Alaska Energy and Resources Company (AERC)
- Serves customers in City and Borough of Juneau

Other Businesses

- Strategic investments for growth



We are an industry leader with a 125-year history of service, trust, innovation and collaboration

AVISTA

Key drivers to building value

Projecting earnings growth of 4% to 5%

Avista Utilities	▪ 5% to 6% rate base growth through investment in our utility system ▪ Load growth ~1% ▪ Attractive dividend growth of 4% to 5%
Alaska Electric Light & Power Company (AEL&P)	▪ Acquisition effective July 1, 2014 ▪ Load growth ~1% ▪ LNG/LDC opportunities
Other Businesses	▪ Exploring new growth opportunities ▫ Investments in LNG (new subsidiary, Salix) ▫ Acquisition opportunities in Alaska

Reliably building value for our customers, investors, communities and employees

2014 strategic changes reshaping Avista

- Ecova disposition
- Alaska Electric Light and Power Company (AEL&P) acquisition

Ecova – monetizing the value for shareholders

Sold to Cofely USA, Inc., a sub. of GDF Suez, on June 30, 2014

- Founded in 1995
- Initially four employees, increased to over 1,500
- $177 million in revenues (2013)
- $335 million sales price
  - Net proceeds approximately $133 million* ($219 million less $86 million tax)
  - Net gain of $68 million
- July 7, 2014 initiated stock buyback for up to 4 million shares
  - Repurchased 2,530,000 shares at an average cost of $31.57 through Oct. 31, 2014

ecova™

* Includes approximately $16.75 million that will be held in escrow for 15 months

AEL&P acquisition – one gateway to new growth

- Transaction closed July 1, 2014
- Issued 4.5 million new shares of common stock
- Purchase price $170 million, less the assumption of debt and other closing adjustments
- Recapitalizing to authorized capital structure
  - In Sept. AEL&P issued $75 million of 4.54% first mortgage bonds due in 2044
  - Expect to issue $15.0 million in term loans at AERC during the fourth quarter of 2014

AEL&P

AVISTA

Avista Utilities

Strong foundation and deep dedication

Providing safe and reliable service for over 125 years

- Serves electric and natural gas customers
  - 30,000 square mile service territory
  - Service area population 1.5 million
    - 365,000 electric customers
    - 325,000 natural gas customers
- Strong customer focus
  - 90% percent or better customer satisfaction ratings every year since 1999
- Invested in the communities we serve
  - Over 46,000 employee volunteer hours in 2013
  - $1.5 million in charitable giving through Avista and the Avista Foundation in 2013
  - Donated $6.5 million to the Avista Foundation in 2014


KETTLE FALLS
WASHINGTON
Seattle
SANDPOINT
NOXON
SPOKANE
COEUR D' ALENE
MONTANA
Olympia
OTHELLO
PULLMAN
MOSCOW
Helena
CLARKSTON
LEWISTON
STEVENSON
GOLDENDALE
GRANGEVILLE
Portland
LA GRANDE
Salem
IDAHO
OREGON
Boise
ROSEBURG
MEDFORD
KLAMATH FALLS
AVISTA'S SERVICE TERRITORY

Well positioned with a clean mix of generation resources

Founded on clean, renewable hydropower

- Strategy is to control a portfolio of resources that responsibly meet our long-term energy needs
- Long resources until 2020
  - Plan to add two 83 MW single-cycle CTs by the beginning of 2020 and the end of 2023
- Exceeds Washington state's 15% Renewable Portfolio Standard



Noxon Rapids Dam

Electricity Generation Resource Mix*

As of Dec. 31, 2013


Natural Gas 35%
Hydro 48%
Coal 9%
Wind 6%
Biomass 2%

*Based on maximum capacity

Replacing and upgrading facilities and technology

5% to 6% rate base growth

Avista Utilities Capital Expenditures**
($ millions)


Environmental
Generation
Gas
Other*
Growth
Enterprise Technology
T&D
$294
$8
$34
$34
$36
$41
$58
$83
$355
$16
$65
$40
$25
$33
$78
$98
$355
$30
$52
$43
$29
$38
$36
$127
$350
$16
$35
$43
$33
$41
$43
$139
2013
Actual
2014
2015
2016
Projected

* Other includes Facilities and Fleet
** Excludes planned capital expenditures at AEL&P of $3 million in 2014 and $15 million in 2015 and 2016

Driving effective regulatory outcomes

Washington



- Aug. 18, 2014 reached an all-party settlement agreement
- Designed to increase electric base revenues by $7.0 million and natural gas base revenues by $8.5 million
- Full decoupling mechanism for electric and natural gas
- No agreement on cost of capital
- All-party settlement approved Nov. 25, 2014

Idaho



- One-year extension of the current rate plan from Jan. 1, 2015 to Jan 1, 2016
- $3.7 million increase in pre-tax income
  - Delayed amortization of certain O&M costs
  - Deferred accounting for Project Compass*
- 9.8% return on equity with 2014 excess earnings support for up to 9.5% return on equity for 2015
- All-party settlement approved Sept. 18, 2014

Oregon



- Filed a general rate case Sept. 2, 2014
- Designed to increase natural gas revenues by $9.1 million
- Based on 51% equity ratio and 9.9% return on equity
- The Public Utility Commission of Oregon has up to 10 months to review

* Project Compass involves the replacement of Avista's customer information system

AVISTA

Alaska Electric Light & Power Company (AEL&P)

Expanding and diversifying energy assets

- Alaska Electric Light and Power Company (AEL&P) is the primary subsidiary of Alaska Energy and Resources Company (AERC)
- AEL&P is the oldest regulated electric utility in Alaska, founded in 1893
- AEL&P serves the City and Borough of Juneau

AEL&P

Total Revenues	$42.6 million
Total Rate Base	$109 million
Approved ROE	12.875%
Approved Equity Ratio	53.8%
Number of Employees	60
Number of Customers	16,000
Name Plate Capacity (MW)	196.6
Hydro	102.7
Diesel	93.9

As of Dec. 31, 2013



Juneau, Alaska

AVISTA

Opportunities to drive growth in Alaska

Development Opportunities & Expanding Energy Products & Services



- Identify new infrastructure
- Assess value for offering energy services in Juneau (AEL&P)
  - DSM
  - Smart Grid

Seek & Engage Other Utilities



- Evaluate opportunities to acquire additional utility customers or assets

Natural Gas LDC via LNG



- Natural Gas Service into Juneau
- Into surrounding Southeast Alaska communities
- Gas supply introduced via LNG

SALIX

Custom LNG Solutions

Liquefied Natural Gas (LNG) – platform for growth

Opportunities for displacing diesel fuel

- Generation – Diesel Substitution
- Marine Bunkering (fueling)
- Rail Fueling
- Plum Energy – Small LNG Project Investments





SALIX
CUSTOM LNG SOLUTIONS

AVISTA

Financial Update

Steady earnings growth

Total Earnings per Diluted Share Attributable to Avista Corporation

Business Segments	Q3 YTD 2014	Q3 YTD 2013
Avista Utilities	$1.38	$1.27
AEL&P	$0.01	-
Other	$0.05*	$(0.04)
Continuing Operations – Diluted EPS	**$1.45****	**$1.23**
Ecova (DiscOp)	$1.14	$0.09
TOTAL – Diluted EPS	**$2.59**	**$1.32**

* Includes $0.09 from the California power markets litigation settlement, net of the Avista Foundation contribution

** Segments don't add to total due to intersegment transactions



$1.65
$1.72
$1.32
$1.32
$2.59
Continuing Operations
Ecova (DiscOp)
2010
2011
2012
Q3 YTD 2013
Q3 YTD 2014

AVISTA

Initiating 2015 Earnings Guidance

	2014 Original Guidance	2014 Revised Guidance	2015 Guidance
Avista Utilities	$1.68-$1.82	$1.79-$1.94*	$1.81-$1.95
Alaska Electric Light and Power Company	-	$0.03-$0.04	$0.08-$0.12
Ecova (Discontinued Operations)	$0.12-$0.16	$1.13-$1.15	-
Other	$(0.03)-$(0.01)	$0.05-$0.07	$(0.03)-$(0.01)
Consolidated	**$1.77-$1.97**	**$3.00-$3.20***	**$1.86-$2.06**

*We expect to be in the upper half of the range

Guidance Assumptions

- Our outlook for 2014 and 2015 assumes, among other variables, normal precipitation, temperatures and hydroelectric generation for the remainder of the year.
- Our guidance range for Avista Utilities encompasses expected variability in power supply costs and the application of the ERM to that power supply cost variability.
- In 2014, we expect to be in a benefit position under the ERM within the 75% customer/25% company sharing band. It is important to note that the forecast of our position in the ERM can vary significantly due to a variety of factors including the level of hydroelectric generation and retail loads, as well as changes in purchased power and natural gas fuel prices.

Attractive and growing dividend

Dividend growth expected to keep pace with long-term earnings growth



$1.00
$1.10
$1.16
$1.22
$1.27
Annual Dividend Growth 4% to 5%
2010
2011
2012
2013
2014*

*Current quarterly dividend of $0.3175 annualized

Prudent balance sheet and liquidity

$319.4 million of available liquidity as of Sept. 30, 2014

- In Sept. AEL&P issued $75.0 million of 4.54% first mortgage bonds due in 2044
- Expect to issue $15.0 million in term loans at AERC during the fourth quarter of 2014
- In Oct. priced $60 million of 4.11% Avista Corp. first mortgage bonds with a maturity date of Dec. 2044. Expected to be issued in Dec. 2014.
- In 2015, expect to issue about $100 million of long-term debt and about $30 million of common stock

No significant maturities until 2018

($ millions)



$90
$273
$90
$52
$250
$13.5
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Additional long-term debt maturities beyond 2024 not shown

Consolidated capital structure

Sept. 30, 2014



Equity
49.7%
Debt
50.3%

Summary: Creating a valued investment

- Rate base and customer growth
- Growth opportunities in Alaska
  - Possible LDC
  - Selective acquisitions
  - Other value added services
- Creating other opportunities for growth
  - Extending access to natural gas through LNG
- Attractive dividend yield, currently 3.7%*
- One of the greenest utilities in the country

Reliably building value for our customers, investors, communities and employees

* Based on stock price as of Nov. 21, 2014

We welcome your questions



Company Contact

Jason Lang, Investor Relations Manager

509-495-2930

jason.lang@avistacorp.com

www.avistacorp.com